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                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69429 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on
Form N-4.


Hartford, Connecticut                                /s/ Arthur Andersen LLP
January 25, 2000